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                                                                  Exhibit 10.1.3

                             AEROVOX INCORPORATED

                     1999 STOCK OPTION PLAN FOR DIRECTORS

1.   PURPOSE
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     The purpose of this 1999 Stock Option Plan for Directors (the "Plan") is to advance the interests of Aerovox Incorporated (the "Company") by enhancing the ability of the Company to attract and retain directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through ownership of shares of the Company's common stock (the "Stock").

2.   ADMINISTRATION
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     The Plan shall be administered by a committee (the "Committee") of the
Board of Directors (the "Board") of the Company consisting of those directors who are not eligible to receive options under the Plan. The Committee shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options in accordance with the Plan to such directors as are eligible to receive options; (b) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; (d) to interpret the terms and provisions of the Plan; and (e) to settle all controversies and disputes that may arise in connection with the Plan. Such interpretations and determinations of the Committee shall be conclusive and shall bind all parties. Subject to Section 8, the Committee shall also have the authority, both generally and in particular instances, to waive compliance by a director with any obligation to be performed by him or her under an option and to waive any condition or provision of an option.

3.   EFFECTIVE DATE AND TERM OF PLAN
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     The Plan shall become effective on the date on which the Plan is approved by the stockholders of the Company. No option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but options previously granted may extend beyond that date.

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4.   SHARES SUBJECT TO THE PLAN
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          (a)  Number of Shares. Subject to adjustment as provided in Section
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4(c), the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be 25,000. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).

          (b)  Shares to be Delivered. Shares delivered under the Plan shall be
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authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

          (c)  Changes in Stock. In the event of a stock dividend, stock split
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or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

5.   ELIGIBILITY FOR OPTIONS
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          Directors eligible to receive options under the Plan ("Eligible
Directors") shall be any director who is not an employee of the Company.

6.   TERMS AND CONDITIONS OF OPTIONS
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          (a)  Number of Options. Each Eligible Director who is first elected to
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the Board on or after the date the Plan is approved by the stockholders of the
Company shall be awarded, as of the date of such election, an initial option grant covering 2,500 shares of Stock. Each Eligible Director who has received an initial grant as described in the preceding sentence or who received an initial grant under the Company's 1989 Stock Option Plan for Directors shall receive, on the date of each annual meeting of the stockholders of the Company following his or her initial grant (disregarding for this purpose any meeting of stockholders occurring prior to the meeting at which this Plan is approved by stockholders), provided that he or she is still then serving as an Eligible Director, an option grant covering an additional 1,000 shares of Stock. If less than one full year elapses between an initial grant

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and an annual grant, the Eligible Director shall receive options covering 250 shares for each quarter of service.

          (b)    Exercise Price. The exercise price of each option shall be 100%
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of the fair market value per share of the Stock at the time the option is granted, but not less, in the case of an original issue of authorized stock, than par value per share.

          (c)    Duration of Options. The latest date on which an option may be
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exercised (the "Final Exercise Date") shall be the date which is ten years from the date the option was granted.

          (d)    Exercise of Options.
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          (i)       Each option shall become exercisable in full on the first
                    anniversary of the date of grant; provided, that any option awarded on the date of an annual meeting of stockholders of the Company shall become exercisable in full on the earlier of the first anniversary of such annual meeting or the date which immediately precedes the date of the annual meeting of stockholders of the Company for the year following the year in which the option was granted.

          (ii) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) the option certificate and any other documents required by the Committee and (b) payment in full for the number of shares for which the option is exercised.

          (iii) If an option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

          (e)    Payment for and Delivery of Stock. Stock purchased under the
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Plan shall be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company; (ii) through the delivery of shares of Stock (which shares, if previously acquired from the Company, shall have been outstanding for at least six months or such other period as the Committee may require) having a fair market value on the last business day preceding the date of exercise equal to the purchase price; or (iii) by a combination of cash and Stock as provided in clauses (i) and (ii) above.

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     An option holder shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

     The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     (f)  Nontransferability of Options. Except as otherwise provided by the
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Committee, no option may be transferred other than by will or by the laws of descent and distribution, and during a director's lifetime an option may be exercised only by him or her.

     (g)  Death. Upon the death of any Eligible Director granted options under
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this Plan, all options not then exercisable shall terminate. All options held by the director that are exercisable immediately prior to death may be exercised by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within the three-year period ending with the third anniversary of the director's death (subject, however, to the limitations of Section 6(c) regarding the maximum exercise period for such option). After completion of that period, such options shall terminate to the extent not previously exercised.

     (h)  Other Termination of Status of Director. If a director's service with
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the Company terminates for any reason other than death, all options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of three months, subject to Section 6(c). After completion of that period, such options shall terminate to the extent not previously exercised.

     (i)  Mergers, etc. Subject to Section 7, in the event of a consolidation or
          ------------
merger in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's outstanding Stock by a single person or entity or by a group or persons and/or entities acting in concert, or in the event of the sale or transfer

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of all or substantially all of the Company's assets or the dissolution or liquidation of the Company, (any of the foregoing, a "covered transaction"), all Awards that are not automatically converted into other securities in the covered transaction shall expire; provided, that if there is a surviving or acquiring corporation, the Committee in its sole discretion may arrange, subjection to consummation of the covered transaction, for the assumption of Awards or the grant of replacement awards by the surviving or acquiring corporation or an affiliate thereof.

7.   CHANGE OF CONTROL
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     Notwithstanding any other provision of this Plan, in the event of a Change of Control of the Company as defined in Exhibit A hereto, each option held by each Eligible Director will immediately become fully exercisable. The provisions of this Section shall apply prior to the application of Section 6(i) above.

8.   EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION
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     Neither adoption of the Plan nor the grant of options to a director shall affect the Company's right to grant to such director options that are not subject to the Plan, to issue to such directors Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to directors.

     The Board may at any time discontinue granting options under the Plan and may at any time or times amend the Plan for the purpose of satisfying any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law; provided, that no such amendment shall adversely affect the rights of any director (without his or her consent) under any option previously granted.

Adopted:  March 9, 1999

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                                   Exhibit A
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     A Change of Control will occur for purposes of this Plan if (i) any individual, corporation, partnership, company or other entity (a "Person") becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Company representing more than 30% of the combined voting power of the Company's then-outstanding securities (other than as a result of acquisition of such securities from the Company); (ii) there is a change of control of the Company of a kind which would be required to be reported under Item 6(e) of Schedule 14A of Regulations 14A promulgated under the Securities Exchange Act of 1934 (the "Act") (or a similar item in a similar schedule or form), whether or not the Company is then subject to such reporting requirement; (iii) the Company is a party to, or the stockholders approve, a merger, consolidation, or other reorganization (other than (a) a merger, consolidation or other reorganization which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or be being converted into vesting securities of the surviving entity, more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation, or other reorganization, or (b) a merger, consolidation, or other reorganization effected to implement a recapitalization of the Company, or similar transaction, in which no Person acquires more than 20% of the combined voting power of the Company's then outstanding securities), a sale of all or substantially all assets, or a plan of liquidation; or (iv) individuals who, at the date hereof, constitute the Board cease for any reason to constitute a majority thereof, provided, however, that
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any director who is not in office at the date hereof but whose election by the
Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the date hereof or whose election or nomination for election was previously so approved (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) shall be deemed to have been in office at the date hereof for purposes of this definition.

     Notwithstanding the foregoing provisions of this Exhibit A, a "Change in Control" will not be deemed to have occurred solely because of the acquisition of securities of the Company (or any reporting requirements under the Act relating thereto) by an employment benefit plan maintained by the Company for its employees.

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